UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee	38103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 523-9700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 5, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of GTx, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 shares to 120,000,000 shares. The increase in the number of authorized shares of the Company’s common stock was effected pursuant to a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on May 6, 2011 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.2 hereto and is incorporated into this Item 5.03 by reference.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting held on May 5, 2011 at the Company’s corporate offices in Memphis, Tennessee, the Company’s stockholders voted on the following five proposals:
(1) Proposal to elect the three nominees named below as Class I directors to serve until the 2014 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Each of the three named nominees were so elected, with the votes thereon at the Annual Meeting as follows:

	Final Voting Results
			Broker Non-
Nominee	For	Withheld	Vote
Barrington J. A. Furr, Ph.D.	42,803,752	234,090	6,346,041
Kenneth S. Robinson, M.D., M.Div.	42,805,002	232,840	6,346,041
Timothy R. G. Sear	42,780,471	257,371	6,346,041
The Company’s Class II directors, J. Kenneth Glass, Marc S. Hanover and John H. Pontius, will each continue to serve on the Company’s Board of Directors until the Company’s 2012 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. The Company’s Class III directors, Michael G. Carter, M.D., J. R. Hyde, III and Mitchell S. Steiner, M.D., will each continue to serve on the Company’s Board of Directors until the Company’s 2013 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. As previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2011 (the “Proxy Statement”), Robert W. Karr’s term as a director expired at the Annual Meeting.
(2) Proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 shares to 120,000,000 shares. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
48,490,037	776,395	117,451	0
(3) Proposal to ratify the appointment of Ernst & Young LLP as GTx’s independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
49,161,598	203,257	19,028	0

(4) Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (as defined in the Proxy Statement). This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results
For	Against	Abstain	Broker Non-Vote
41,109,989	161,268	1,766,585	6,346,041
(5) To vote, on an advisory basis, for the preferred frequency of an advisory vote on the compensation of the Company’s named executive officers (the “Frequency Proposal”). The votes thereon at the Annual Meeting were as follows:

Final Voting Results
3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
39,113,891	133,144	2,038,630	1,752,177	6,346,041
Based on the Board of Directors’ recommendation in the Proxy Statement, the voting results on the Frequency Proposal and its consideration of the appropriate voting frequency for the Company at this time, on May 5, 2011, the Company’s Board of Directors resolved that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
3.2	Certificate of Amendment of Restated Certificate of Incorporation of GTx, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: May 6, 2011	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
3.2	Certificate of Amendment of Restated Certificate of Incorporation of GTx, Inc.